OFFSHORE SECURITIES SUBSCRIPTION AGREEMENT

This Offshore Securities Subscription Agreement (the “Agreement”), by and between Wako Logistics Group, In., a Delaware corporation (the “Seller” or the “Company”) and the Subscriber (the “Purchaser”), set forth on the execution page of this Agreement, is executed in reliance upon the transaction exemption afforded by Regulation S as promulgated by the United States Securities and Exchange Commission (the “SEC”), pursuant to the Securities Act of 1933, as amended (the “1933 Act”).

This Agreement has been executed by the undersigned in connection with the private placement of shares (the “Shares”) of the Company’s common stock (the “Common Stock”). The purchase price for each Share is $1.00 per Share.

The Purchaser hereby represents and warrants to, and agrees with, the Seller as follows:

1.	Agreement to Subscribe: Payment of Purchase Price.

a.	The Purchaser hereby subscribes for such number of Shares at a purchase price of U.S.$1.00 per share, as set forth on the execution page of this Agreement.

b.	The Purchaser shall pay the purchase price for the Shares by delivering a check to the Seller, made payable to “WAKO LOGISTIC GROUP, INC.” Payment may be arranged by other mutually agreed to methods.

2.
Legends; Transfer Agent Instructions. Seller’s transfer agent will be instructed to issue one or more certificate(s) representing the Shares. The certificates representing the Shares will have legends that, among other items, provide that the Shares may not be sold for a period of two (2) years from issuance without the Seller’s express written consent and thereafter only in accordance with the provisions of Regulation S of the 1933 Act (“Regulation S”), pursuant to an exemption from the registration requirements of the 1933 Act or pursuant to an effective registration statement covering the resale pf the Shares, and the transfer agent will be notified to stop the transfer of any Shares until the date two (2) years from the date of issuance. The certificate(s) shall also have a legend providing that no hedging transactions shall be permitted other than in accordance with the 1933 Act.

3.	Representations and Warranties of Purchaser.

a.	Offshore Transaction: the Purchaser represents and warrants to Seller as follows:

(i)	The Purchaser is not a “U.S. person” as that term is defined under Regulation S:

(1)	“U.S. Person” is defined by Regulation S:

i)	Any natural person resident in the United States;

ii)	Any partnership or corporation organized or incorporated under the laws of the United States;

iii)	Any estate of which any executor or administrator is a U.S. person;

iv)	Any trust of which any trustee is a U.S. person;

v)	Any agency or branch of a foreign entity located in the United States;

vi)	Any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. Person;

vii)	Any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and

viii)	Any partnership or corporation if:

a)	Organized or incorporated under the law of any foreign jurisdiction; and

b)
Formed by a U.S. person principally for the purpose of investing in securities not registered under the 1933 Act, unless it is organized, incorporated, and owned by accredited investors (as defined in Rule 501(a) under the 1933 Act) who are not natural persons, estates or trusts.

(ii)	At the time the buy order for the Shares was originated the Purchaser was outside the United States.

(iii)
The Purchaser is purchasing the Shares for its own account and not for the account of and/or on behalf of any U.S. person, and the sale of the Shares has not been prearranged with a purchaser in the United States.

(iv)
All offering documents received by the Purchaser included statements to the effect that (A) the Shares have not been registered under the 1933 Act and may not be offered or sold to any person, including, but not limited to, persons in the United States or to U.S. persons until the date two (2) years from the date of the issuance of the Shares or such longer period as may be required pursuant to Regulation S, and, thereafter, the Shares may only be sold pursuant to the provisions of Regulation S, if the Shares are registered for resale under the 1933 Act or an exemption from such registration requirements is available, and (B) no “hedging” transactions may occur involving the Shares unless done in compliance with the 1933 Act.

b.
The Purchaser represents and warrants and hereby agrees that no offers or sales of the Shares owned by the Purchaser and acquired hereby shall be made prior to the expiration of a period of a two (2) year period from the date of the Shares or such longer period as may be required pursuant to Regulation S.

c.
The Purchaser understands that (1) the Shares have not been, and will not be, registered under the 1933 Act and may not be offered or sold in the United States or to U.S. persons prior to the date two (2) years from the date of issuance, except with the express written consent of the Seller and after such two (2) year period only pursuant to Regulation S, if the Shares are registered for resale under the 1933 Act or an exemption therefrom is available, (3) neither the Company nor any other person or entity is under any obligation whatsoever to carry out such a registration or obtain, or assist in obtaining, any such exemption from registration, (4) that the Shares are not being registered or otherwise qualified for sale under the applicable laws of any jurisdiction, and (5) the Purchaser shall not affect any “hedging” transaction involving the Shares, unless such transaction is done in accordance with the 1933 Act.

d.
The Purchaser is not relying on the Seller or any of its representatives with respect to tax or other economic or suitability considerations involved in the Purchaser’s decision to make the purchase of the Shares and is fully aware of the risks associated with the purchase of the Shares. The Purchaser understands that the Seller will refuse to transfer the Shares if the sale thereof was not made in compliance with the provisions of Regulation S.

e.
(A) If the Purchaser is a corporation, partnership, trust, estate or other entity other than a natural person, it is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization; (B) the execution and delivery by it of this Agreement and completion by it of the purchase of the Shares are within its powers, have been duly authorized by all necessary action on its behalf, and require no filing with, or action by, or in respect of, any governmental body, agency or official; and (C) each person signing this Agreement on behalf of the Purchaser has been duly authorized by the Purchaser for such purpose.

f.
The execution and delivery of this Agreement by the Purchaser and the completion by it of the purchase of the Shares does not contravene or constitute a default under any provision of the Purchaser’s certificate or incorporation or other organizational documents, if applicable, or any agreement, judgment, injunction, order, decree or other instrument binding on the Purchaser or any of the Purchaser’s property.

g.	The Purchaser is acquiring the Shares for investment and not with the intent of reselling the Shares in the United States or elsewhere.

h.	The Purchaser has had an opportunity to review in detail copies of all of the Seller’s periodic filings made with the SEC, including its financial statements.

i.
The Purchaser, in making the decision to purchase the Shares subscribed for, has relied upon independent investigations made by the Purchaser and the Purchaser’s representatives, if any, and the Purchaser and such representatives, if any, to the extent requested, have, prior to any sale to the Purchaser, been given access and the opportunity to examine all material books and records of the Seller, all material contacts and documents relating to the Offering and an opportunity to ask questions of, and to receive answers from, the Seller or any person acting on its behalf concerning the terms and conditions of this offering. The Purchaser and the Purchaser’s advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Seller and materials relating to the offer and sale of the Shares which have been requested. The Purchaser and the Purchaser’s advisors, if any, have received complete and satisfactory answers to any such inquiries.

j.	The Purchaser understands that no federal or state agency has passed on or made a recommendation or endorsement of the Shares.

k.
The Purchaser hereby indemnifies and holds the Seller and its officers, directors and agents harmless from and against any damages, including reasonable attorney’s fees, that result from, or arise out of, any misrepresentations or violation of this Agreement by the Purchaser.

l.	The Purchaser represents that, as a result of the purchase of shares of the Shares sold hereby, the Purchaser is not the beneficial owner of 5% or more of the outstanding shares of the Common Stock.

4.	Representations and Warranties of the Seller. The Seller represents and warrants to, agrees with, the Purchaser that:

a.	The Seller has been duly incorporated under the laws of Delaware.

b.
The Seller is a reporting company as defined by Rule 902 of the Regulation S and has filed all periodic reports required to be filed by it pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The shares of Common Stock are quoted on the NASD Bulletin Board.

c.	Offshore Transaction.

(i)	The Seller has not offered the Shares to any person in the United States or to any person in the United States or to any “U.S. person” as that term is defined in Regulation S.

(ii)	At the time the buy order was originated, the Seller and/or its agents reasonably believed that the Purchaser was outside of the United States and was not a “U.S. person.”

(iii)	The Seller and/or its agents reasonably believed that the transaction has not been prearranged with a purchaser in the United States.

d.
In connection with the Offering, the Seller has not conducted any “direct selling efforts” as that term is defined in Regulation S nor has the Seller conducted any general solicitation relating to the offer and sale of the Shares to persons resident within the United States or elsewhere. No underwriters or distributing agents have been involved with this transaction.

5.
Certain Other Agreements.The Company shall not (i) register any transfer of the hares not made in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act or pursuant to an available exemption from registration, and (ii) assist in facilitating any “hedging” transaction of the Shares not done in accordance with the 1933 Act.

6.
Exemptions Reliance on Representations. The Purchaser understands that the offer and sale of the Shares is not being registered under the 1933 Act. The Seller is relying on the rules governing offers and sales made outside the United States pursuant to Regulation S. Rules 901 through 904 of Regulation S govern this transaction.

7.	Survival of Representations and Warranties. The representations, warranties, acknowledgements and agreements of the parties to this Agreement shall survive the offering and purchase of the Shares.

8.
Waiver, Amendment and Termination. Neither this Agreement nor any provision hereof shall be modified, waived, changed, discharged or terminated except by an instrument in writing signed by the parties or, in the case of a waiver, by the party granting it.

9.
Successors and Assigns; Nonassignability. Except as otherwise provided herein, this Agreement and all the terms and provisions hereof shall be binding upon and inure to the benefit of the parties and their respective successors, assigns by law, trustees and legal representatives. The parties’ respective interests under this Agreement are not transferable and any purported transfer in violation of this provision shall be void.

10.
Counterparts; Entire Agreement. This Agreement may be executed in counterpart copies, each of which shall be considered an original. This Agreement contains the entire agreement of the parties relating to the subject matter thereof.

11.
Applicable Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without regard to the conflicts of laws principles thereof. The parties hereto hereby irrevocably agree that any suit or proceeding arising directly and/or indirectly pursuant to or under this Agreement shall be brought solely in a federal or state court located in the City, County and State of New York. By its execution hereof, the parties hereby covenant and irrevocably submit to the in personam jurisdiction of the federal and state courts located in the City, County and State of New York and agree that any process in any such action may be served upon any of them personally, or by certified mail or registered mail upon them or their agent, return receipt requested, with the same full force and effect as if personally served upon them in New York City. The parties hereto expressly and irrevocably waive any claim that any such jurisdiction is not a convenient forum for any such suit or proceeding and any defense or lack of in personam jurisdiction with respect thereto. In the event of any such action or proceeding, the party prevailing therein shall be entitled to payment from the other party hereto of its reasonable counsel fees and disbursements.

12.
Purchaser Certification. The Purchaser hereby acknowledges that the Seller and its counsel will rely upon the representations contained herein in issuing the Shares and rendering appropriate legal opinions in connection with such issuance pursuant to Regulation S and hereby certifies that the representations of the Purchaser contained herein are true and correct and may be relied upon in issuing such Shares and rendering such opinions.

IN WITNESS THEREOF, this Offshore Securities Subscription Agreement was duly executed on the date written below.

PURCHASER	Date: ___________________

______________________________
Name (Print)

______________________________
Name (Signature)

______________________________
Title

Please type or print the number of shares
subscribed to pursuant to this Agreement

______________________________

Please Type or Print Name Exactly As You
Wish It To Appear On Certificate

______________________________

Please Type or Print Address That
Certificate Is To Be Delivered

Subscription Accepted By:

WAKO LOGISTICS GROUP, INC.

By:________________________________
President

Date: ______________________________